EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of San Joaquin Bancorp (the "Company") on Form 10-Q for the quarter ended June 30, 2006, as filed with the United States Securities and Exchange Commission, each of the undersigned, in the capacities and on the date indicated below, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934;
     (2) The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.




/s/ Bart Hill
--------------------------------------
Bart Hill
Chief Executive Officer
(Principal Executive Officer)
August 14, 2006



/s/ Stephen M. Annis
--------------------------------------
Stephen M. Annis
Chief Financial Officer
(Principal Financial and Accounting Officer)
August 14, 2006